UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 21, 2009

_____________________________

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
_____________________________

 Delaware
1-12534
72-1133047

 (State or other jurisdiction
(Commission File Number)
(I.R.S. Employer

 of incorporation)
Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 21, 2009, Newfield Exploration Company (“Newfield”) issued a press release announcing its third quarter 2009 financial and operating results, fourth quarter 2009 earnings guidance and providing an operational update by region.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure

On October 21, 2009, Newfield also issued its @NFX publication, which includes third quarter 2009 highlights, an operational update by region, fourth quarter 2009 guidance, and tables detailing complete hedging positions as of October 20, 2009.  A copy of the publication is furnished herewith as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits

 (d)
Exhibits

99.1
Earnings Press Release issued by Newfield on October 21, 2009

99.2
@ NFX Publication issued by Newfield on October 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

 Date:   October 22, 2009
By:
/s/ Brian L. Rickmers

Brian L. Rickmers

Controller

Exhibit Index

 Exhibit No.
Description

 99.1
Earnings Press Release issued by Newfield on October 21, 2009

 99.2
@ NFX Publication issued by Newfield on October 21, 2009